UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  August 19, 2011

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On August 19, 2011, Plantronics, Inc. (the “Company”) entered into a Supplemental Confirmation under the Master Confirmation entered into on May 9, 2011 (“Master Confirmation” and together with the Supplemental Confirmation, the “ASR Agreement”) with Goldman, Sachs & Co. (“Goldman”) pursuant to an uncollared accelerated share repurchase program (the “ASR Program”) under which the Company will repurchase shares of its common stock for an aggregate purchase price of $50 million. This accelerated share repurchase is part of the 7 million share repurchase program authorized by the Company's board of directors on May 2, 2011.
A majority of the shares owed to the Company by Goldman is expected to be delivered within the first week of the ASR Program. The number of shares to ultimately be repurchased by the Company under the ASR Program will be based generally on the average daily volume-weighted average price of the Company's common stock during the term of the ASR Agreement. The purchases under the ASR Program are expected to be completed by March 27, 2012 although the completion date may be accelerated at Goldman's option. The actual number of shares repurchased will be determined at the completion of the ASR Program.
The ASR Agreement contains the principal terms and provisions governing the ASR Program, including, but not limited to, the mechanism used to determine the number of shares that will be delivered, the required timing of delivery of the shares, the specific circumstances under which Goldman is permitted to make adjustments to valuation periods, the specific circumstances under which the ASR Program may be terminated early, and various acknowledgments, representations and warranties made by the Company and Goldman to one another. The foregoing description of the ASR Agreement is a summary and is qualified in its entirety by the terms of the ASR Agreement. A copy of the Supplemental Confirmation will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this report.

Exhibit Number	Description

99.1	Press Release issued by Plantronics, Inc. dated August 19, 2011, entitled “Plantronics Announces $50 Million Accelerated Share Repurchase and Completion of Earlier $100 Million Program”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011	PLANTRONICS, INC.

	By:	/s/ Richard R. Pickard
	Name:	Richard R. Pickard
	Title:	Vice President-Legal, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Plantronics, Inc. dated August 19, 2011, entitled “Plantronics Announces $50 Million Accelerated Share Repurchase and Completion of Earlier $100 Million Program”

3